Exhibit 10.21

AMENDMENTS TO CERTAIN MMC EQUITY-BASED AWARDS DUE TO U.S. TAX LAW CHANGES

AFFECTING EQUITY-BASED AWARDS GRANTED UNDER THE

MARSH & McLENNAN COMPANIES, INC.

2000 EMPLOYEE INCENTIVE AND STOCK AWARD PLAN

AND THE

MARSH & McLENNAN COMPANIES, INC.

2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE

BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE DATE OF THIS PROSPECTUS IS

DECEMBER 10, 2008.

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Overview

This document provides various amendments to MMC equity-based awards and/or deferred cash awards that have been adopted to address changes in U.S. federal tax law.

Tax Law Change Summary

When the American Jobs Creation Act was signed into law on October 22, 2004, it added a new section to the U.S. Internal Revenue Code (“IRC”) — Section 409A. IRC Section 409A and the regulations issued thereunder (“Section 409A”) applies to nonqualified deferred compensation, which can cover a broad range of arrangements including some that are not traditionally thought of as providing for a deferral of compensation, such as equity-based awards.

If Section 409A applies to an award of deferred compensation and the award does not comply, affected individuals are subject to a “penalty” tax of 20% (in addition to federal income taxes), as well as additional interest. Awards must be in compliance with Section 409A by January 1, 2009.

How This Affects Your Awards

MMC, like most other companies, is taking steps to limit the risk that you will be subject to the adverse tax consequences described above.

Among other steps, MMC is amending the Terms and Conditions of certain equity-based awards under the Marsh & McLennan Companies, Inc. 2000 Employee Incentive and Stock Award Plan and/or the Marsh & McLennan Companies, Inc. 2000 Senior Executive Incentive and Stock Award Plan (the “Plans”). Those amendments are described in the Appendices to this document. To the extent possible, we have tried to minimize the impact that these Section 409A amendments will have on the original provisions of the awards.

Section 409A will affect some, but not all of the awards you were previously granted under the Plans (“Covered Awards”). In summary:

Covered Awards generally include the following types of awards

•	Restricted stock units (“RSUs”);

•	Deferred stock units (sometimes referred to as deferred restricted stock units) (“DSUs”);

•	Stock bonus units (“SBUs”);

•	Deferred cash compensation (“Deferred Cash”), including awards granted as a part of a mandatory bonus deferral; and

•	Restricted stock units that were granted in lieu of restricted stock (“RULs”).

Covered Awards generally do not include the following types of awards

•	Stock options;

•	Restricted stock;

•	Awards that have been distributed (i.e., awards that would be Covered Awards except that they have been or will be distributed in shares of MMC common stock or cash by December 31, 2008);

•	Any awards (including all stock units and Deferred Cash) that vested on or before December 31, 2004; and

•	Any performance restricted units.

You are responsible for any tax consequences that apply to your Covered Awards. The amendments are intended to limit the risk that you will be subject to the adverse tax consequences of Section 409A. You do not need to take any action for these amendments to apply to your Covered Awards. If you take no action, the amendments will become effective on January 1, 2009 and you will be deemed to have consented to them.

If you have any questions about these amendments, you can call the Ayco AnswerLine® service (“Ayco”) at 1-888-741-7739 until December 31, 2008 and representatives from Ayco will be available to assist you. (Ayco is not affiliated with any of the Marsh & McLennan Companies.) You may also wish to consult with your own legal and/or tax advisors regarding the application of the amendments to your Covered Awards.

If, after reviewing this document and the applicable Appendices, you decide to withhold your consent to the amendments you must call Ayco at 1-888-741-7739 and request a form to withhold your consent. If a signed copy of the form is received by MMC by December 30, 2008, in accordance with the procedures set forth on the form, the amendments to the Terms and Conditions of your Covered Awards will not become effective. If you decide that you do not want the amendments to apply to your Covered Awards and you follow the procedures to withhold your consent, MMC believes your risk of being subject to adverse tax consequences is significantly greater.

Identifying Which Amendments Apply to Your Awards

To determine which amendments apply to your awards, you will need to:

•	Step 1: Identify the Grant Information such as Grant Type and Grant Date;

•	Step 2: Identify your Retirement Status under the Terms and Conditions of your Covered Award; and

•	Step 3: Refer to applicable Appendices (see reference tables beginning on page 4).

Step 1 – Identifying Grant Information:

•

Information about your outstanding award types and grant dates can be found in the grant package(s) that included the Terms and Conditions of your Covered Award(s) and/or on My Rewards @ MMC (“My Rewards”) available at www.mmcpeoplelink.com (“MMC PeopleLink”).

•	Grant information can also be obtained by calling Ayco at 1-888-741-7739 and speaking with a representative.

Step 2 – Identifying Retirement Status:

If the Terms and Conditions of your Covered Award include “Early,” “Normal” and/or “Deferred” Retirement provisions, you will need to determine if any of the retirement provisions are or could become applicable to you if you terminated employment at any point while the Covered Award is outstanding. In general, the retirement provisions apply if:

•	you are at least age 55 but younger than age 65 and have at least five (5) years of service (“Early” Retirement); or

•	you are at least age 65, regardless of your years of service (“Normal” or “Deferred” Retirement).

For your information, the Terms and Conditions of your Covered Awards define “Early,” “Normal” and/or “Deferred” Retirement by reference to the terms (or any comparable substitute terms or concepts) set forth in the primary MMC retirement plan applicable to you upon your termination of employment (as one example, the MMC Retirement Plan). More information about “Early,” “Normal” and/or “Deferred” Retirement under MMC plans can be found in the Benefits Handbook, available on MMC PeopleLink.

Step 3 – Determining Applicable Appendices:

Once you have completed Steps 1 and 2, the chart on the next two pages will help you identify which Appendix applies to each of your Covered Awards. There will only be one Appendix that applies to any one of your Covered Awards. If you have more than one Covered Award, it is possible that you will need to refer to more than one Appendix.

How to Determine the Appendix for Each Covered Award

Appendix	Type of Covered Award	Amendment Overview

THE TERMS AND CONDITIONS OF YOUR COVERED AWARD DO NOT CONTAIN ANY RETIREMENT

PROVISIONS OR

IF YOU ARE NOT AND WILL NOT BECOME RETIREMENT ELIGIBLE AT ANY POINT UNDER THE

TERMS AND CONDITIONS OF YOUR COVERED AWARD WHILE THAT AWARD IS

OUTSTANDING…

A	• Stock unit (and/or Deferred Cash) awards granted prior to December 31, 2008 (Awards codes include RSU, DSU, SBU)

All Awards (see page A-2)

•   Disability

•   Section 162(m) Deductibility

Certain Awards (see page A-3)

•   Treatment of Termination Without Cause or Sale of a Business Unit

•   Definition of “Good Reason”

•   Timing of Distribution

IF YOU ARE OR WILL BECOME RETIREMENT ELIGIBLE AT ANY POINT UNDER THE TERMS AND CONDITIONS OF YOUR COVERED AWARD WHILE THAT AWARD IS OUTSTANDING…

B	• Stock unit (and/or Deferred Cash) awards granted prior to May 1, 2007	All Awards (see page B-2) • Definition of “Termination of Employment”

• Change in Control

	(Awards codes include RSU, DSU, SBU)	• Delay in Distribution for Certain “Specified Employees”

• Disability

• Section 162(m) Deductibility

Certain Awards (see page B-5)

• Early Retirement and Execution of Restrictive Covenants Agreement

• Treatment of Termination Without Cause or Sale of a Business Unit

• Treatment of Sale of a Business Unit as Termination Without Cause

• Timing of Distribution

How to Determine the Appendix for Each Covered Award (continued)

Appendix	Type of Covered Award	Amendment Overview
C	• Stock unit (and/or Deferred Cash) awards granted on or after May 1, 2007	All Awards (see page C-2) • Definition of “Termination of Employment” • Change in Control

	(Awards codes include RSU, DSU, SBU)	• Delay in Distribution for Certain “Specified Employees”

• Disability

• Section 162(m) Deductibility

Certain Awards (see page C-6)

• Early Retirement and Execution of Non-Competition Agreement

• Treatment of Termination Without Cause or Sale of a Business Unit

REGARDLESS OF YOUR RETIREMENT STATUS UNDER THE TERMS AND CONDITIONS OF YOUR COVERED AWARD WHILE YOUR COVERED AWARD IS OUTSTANDING…

B	• Stock unit awards granted on March 17, 2004 or May 18, 2005 with RUL award codes	All Awards (see page B-2) • Definition of “Termination of Employment” • Change in Control

• Delay in Distribution for Certain “Specified Employees”

• Disability

• Section 162(m) Deductibility

Internally, MMC uses various terms and award codes to refer to various awards of stock units and Deferred Cash that may constitute Covered Awards. To the extent that the title or heading of your stock unit or Deferred Cash Covered Award does not match the title or heading of an award or award code referenced within this document but otherwise has been made on the same grant date and/or has all the same relevant identifying features, your award is a Covered Award and will be subject to the relevant amendments within.

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Appendix A

Amendments to Covered Awards

•	There are two sets of applicable amendments: Universal Amendments (starting on page A-2) and Award-Specific Amendments (starting on page A-3).

•	Universal Amendments are applicable to the Terms and Conditions of Covered Awards that meet the following conditions:

•	The Covered Award was granted before December 31, 2008, and

•	Either

•	The Terms and Conditions of your Covered Award do not contain any retirement provisions, or

•	You are not and will not become retirement eligible at any point under the retirement provisions contained in the Terms and Conditions of your Covered Award while it is outstanding.

•	Award-Specific Amendments are applicable to the Terms and Conditions of the Covered Awards listed on page A-3.

IMPORTANT NOTE: If you have awards covered by the amendments in this Appendix A, MMC believes that amendments to those awards are appropriate in order to be exempt from Section 409A. If your Covered Award is not exempt from and does not comply with Section 409A, you may incur a “penalty” tax of 20% (in addition to federal income taxes), as well as additional interest. Although MMC cannot guarantee that you will not be subject to these adverse tax consequences, the following amendments to the Terms and Conditions of your Covered Awards are intended to take advantage of the short-term deferral exemption under Section 409A, which requires vesting and distribution to occur within a short period of each other, while making as few substantive changes as possible.

APPENDIX A – UNIVERSAL AMENDMENTS

A1. Disability.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award provide that upon your termination of employment due to your total and permanent disability, your Covered Award will vest in full and be distributed to you.

•	Why are these terms being amended?

•

In order to take advantage of the short-term deferral exemption under Section 409A, any distribution made in connection with the occurrence of a disability must be made as soon as you are “disabled” (as determined under the Terms and Conditions of your Covered Award) and not on the date upon which MMC formally terminates your employment due to such disability.

•	What amendments are being made and what are the resulting new terms?

•

The current “Disability” provisions in the Terms and Conditions of your Covered Award are amended. Your Covered Award will now vest in full and be distributed to you upon the occurrence of your “Disability.” For purposes of the Terms and Conditions of your Covered Award, a “Disability” will be deemed to occur when MMC’s disability carrier determines that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

•	What impact will this amendment have on you?

•

This provision will have no bearing on you unless MMC’s disability carrier determines that you have a “Disability” (as described in the previous paragraph). If you are determined to have a “Disability,” however, this amendment will generally cause MMC to pay you earlier than it otherwise would have paid you in the event of your “Disability” under the original Terms and Conditions of your Covered Award.

A2. Section 162(m) Deductibility.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award may provide that if you are a “covered employee” within the meaning of IRC Section 162(m), distribution of your Covered Award must be delayed until such time that the payment of the Covered Award may be deducted under IRC Section 162(m).

•	NOTE: If your award does not provide for this, then your award will remain unchanged in this respect.

•	Why are these terms being amended?

•

In order to provide MMC with the necessary flexibility to make a business decision on a case-by-case basis to delay payment to take advantage of deductions allowed by IRC Section 162(m), this provision is amended.

•	What amendments are being made and what are the resulting new terms?

•	The Terms and Conditions of your Covered Award are amended so that this provision is eliminated in its entirety.

•	What impact will this amendment have on you?

•

This amendment is only relevant to “covered employees” (which generally includes MMC’s executive officers who are named in its proxy statement). No other MMC employees will be affected by this amendment.

APPENDIX A – AWARD-SPECIFIC AMENDMENTS

Type of Covered Award	Applicable Amendment(s)
Mandatory Deferral of 2006 and/or 2007 Annual Bonus • Amendments apply to both SBUs and Deferred Cash components	A3

DSUs granted April 2, 2007	A4

SBUs granted on March 2, 2004	A5

DSUs granted on May 20, 2004	A5

A3. Treatment of Termination Without Cause or Sale of a Business Unit.

•	What are the applicable terms of your existing Covered Award?

•

In the event of (1) your termination of employment without “Cause” (as defined in the Terms and Conditions of your Covered Award) or (2) a sale of the business unit for which you work as a result of which it ceases to be an MMC subsidiary (which is treated the same as your termination of employment without “Cause”), the Terms and Conditions provide that your Covered Award will continue to vest and be distributed in accordance with the original vesting schedule.

•

For purposes of Section 409A, upon the occurrence of either of the two events noted directly above, under the existing Terms and Conditions of your Covered Award, you are deemed to be vested in the award upon the occurrence of that event, even though payment may be made significantly later ( i.e., in accordance with the original vesting schedule).

•	Why are these terms being amended?

•

In order to take advantage of the short-term deferral exemption under Section 409A, which does not permit a significant delay between vesting and distribution in any instance, this provision has been amended.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award are amended and will now provide that in the event of (1) your termination of employment without “Cause” (as defined in the Terms and Conditions of your Covered Award) or (2) a sale of the business unit for which you work as a result of which it ceases to be an MMC subsidiary and your employment from MMC terminates, your Covered Award will vest in full and be distributed as soon as practicable, and in no event later than 60 days thereafter.

•	What impact will this amendment have on you?

•

This amendment will only impact you if your employment is terminated without “Cause” or if the business for which you work is sold and, as a result, your employment with MMC or any of its subsidiaries terminates. In both of these instances, the Terms and Conditions of your Covered Award will now provide for earlier distribution of your award to you (i.e., upon your termination of employment rather than in accordance with the original vesting schedule).

A4. Definition of “Good Reason.”

•	What are the applicable terms of your existing Covered Award?

•	The existing Terms and Conditions of your Covered Award include a definition of “Good Reason” that may be applicable after the occurrence of a “Change in Control” (as defined in the Plan).

•	Why are these terms being amended?

•

In order to take advantage of the short-term deferral exemption under Section 409A, it is advisable that the definition of “Good Reason” satisfy the requirements of the safe harbor definition of “Good Reason” in Section 409A. The definition applicable to your Covered Award does not currently satisfy those requirements.

•	What amendments are being made and what are the resulting new terms?

•

The “Good Reason” definition in the Terms and Conditions of your Covered Award is amended to fall within the safe harbor provisions of the “Good Reason” definition under Section 409A by adding the term “material” to certain provisions of the current definition. All references in the Terms and Conditions of your Covered Award to “Good Reason” shall mean the occurrence of any of the following without your written consent:

(i)	a material reduction in your base salary;

(ii)	a material reduction in your annual incentive opportunity (including a material adverse change in the method of calculating your annual incentive);

(iii)	a material diminution of your duties, responsibilities or authority; or

(iv)	a relocation of more than 50 miles from your office location in effect immediately prior to the Change in Control;

provided, that you provide MMC with written notice of your intent to terminate your employment for Good Reason within 60 days of your becoming aware of any circumstances set forth above (with such notice indicating the specific termination provision above on which you are relying and describing in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the indicated provision) and that you provide MMC with at least 30 days following receipt of such notice to remedy such circumstances.

•	What impact will this amendment have on you?

•	The only substantive change to the definition from the definition previously included in your Covered Award is the addition of the word “material” in clauses (i) and (ii) above.

A5. Timing of Distribution.

•	What are the applicable terms of your existing Covered Award?

•	The Terms and Conditions of your Covered Award provide that distribution of your Covered Award will occur a reasonable time subsequent to the date of vesting.

•	Why are these terms being amended?

•

This provision is being clarified so that your Covered Award may qualify for the short-term deferral exemption under Section 409A, which does not permit a significant delay between vesting and distribution in any instance. In particular, Section 409A requires that the period between vesting and distribution be of a short, fixed duration. A 60-day period between vesting and distribution in all instances under your Covered Award will qualify for the short-term deferral exemption.

•	What amendments are being made and what are the resulting new terms?

•	The current Terms and Conditions of your Covered Award will continue to apply; provided, however, that in no event will distribution be made later than 60 days after the date of vesting.

•	What impact will this amendment have on you?

•	This amendment will not have any impact on you. The award is being clarified so that a “reasonable time subsequent” will in no case be longer than a period of 60 days.

Appendix B

Amendments to Covered Awards

•	There are two sets of applicable amendments: Universal Amendments (starting on page B-2) and Award-Specific Amendments (starting on page B-5).

•	Universal Amendments are applicable to the Terms and Conditions of Covered Awards that meet the following conditions:

•	The Covered Award was granted before May 1, 2007, and

•	Either

•	You are or will become retirement eligible at any point under the retirement provisions contained in the Terms and Conditions of your Covered Award while it is outstanding, or

•	The Covered Award is an RUL granted on March 17, 2004 or May 18, 2005.

•	Award-Specific Amendments are applicable to the Terms and Conditions of the Covered Awards listed on page B-5.

IMPORTANT NOTE: If you have awards covered by the amendments in this Appendix B, MMC believes that amendments to those awards are appropriate in order to comply with Section 409A. If your Covered Award does not comply with Section 409A, you may incur a “penalty” tax of 20% (in addition to federal income taxes), as well as additional interest. Although MMC cannot guarantee that you will not be subject to these adverse tax consequences, the following amendments to the Terms and Conditions of your Covered Awards are intended to bring them into compliance with Section 409A while making as few substantive changes as possible.

APPENDIX B – UNIVERSAL AMENDMENTS

B1. Definition of “Termination of Employment.”

•	What are the applicable terms of your existing Covered Award?

•	The Terms and Conditions of your Covered Award include references to your “termination of employment” or when you “cease to be an employee” or similar variations.

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Under Section 409A, distributions can only be made on a “termination of employment” if it also qualifies as a “separation from service” (as defined in Section 409A).

•	What amendments are being made and what are the resulting new terms?

•	The Terms and Conditions of your Covered Award are amended so that references to “termination of employment” or when you “cease to be an employee” shall have the following meaning:

Your “termination of employment” (or similar terms) shall occur when you have incurred a “separation from service” within the meaning of Section 409A and as further defined herein. Specifically, you will have incurred a “separation from service” when the level of services you provide to MMC or any of its affiliates in any capacity, including as an employee, director, independent contractor or consultant, does not exceed 20% of the level of services that you provided to MMC and its affiliates in the preceding 36 months (or shorter period of service if, for example, your total service with MMC is less than 36 months), all as determined in accordance with Section 409A. In determining whether a “separation from service” has occurred, any period of up to six months during which you are on a bona fide leave of absence or up to 29 months during which you are absent from work due to a disability for which you are receiving MMC Long-Term Disability benefits will be ignored.

•	What impact will this amendment have on you?

•

In most cases, a “termination of employment” and a “separation from service” occur at the same time; however, they are not always identical. In some cases, you may terminate employment but not have a separation from service under Section 409A. For instance, if you continue to perform services as an independent contractor or consultant following your termination of employment, you may not have a separation from service. In other cases, you may have a separation from service without terminating employment. For instance, a reduction in your regular hours worked may cause a separation from service even though you remain employed.

Important Note: As a result of this amendment, MMC will take reasonable steps to monitor situations where you have either terminated employment without incurring a separation from service or incur a separation from service without terminating employment. However, you are in the best position to know if and when these situations occur. As a result, we ask that you contact MMC if you believe that you may fit into one of these scenarios, so that we can partner with you to improve the chances that your Covered Awards are distributed in accordance with the terms of the Plans and the Terms and Conditions of your award.

B2. Change in Control.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award provide that upon the occurrence of a “Change in Control” of MMC (as defined under the Plan) your Covered Award will vest in full and be distributed to you as soon as practicable, and in no event later than 60 days thereafter.

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Section 409A does not permit distribution upon a “Change in Control” unless that term is defined in compliance with Section 409A. The current definition of “Change in Control” in the Plan that governs the Terms and Conditions of your Covered Award is not compliant with Section 409A.

•	What amendments are being made and what are the resulting new terms?

•

Although your Covered Award will continue to immediately vest in full upon a “Change in Control” (as defined under the Plan), distribution will not necessarily be made as soon as practicable thereafter if the transaction is not also a permissible “change in control event” (as defined in Section 409A). Instead, distribution will be made on the earliest of (i) a permissible “change in control event” (as defined in Section 409A), (ii) your termination of employment from MMC for any reason or (iii) each remaining payment date related to the original vesting schedule under the Terms and Conditions of your Covered Award.

•	What impact will this amendment have on you?

•	This change will not affect you unless MMC experiences a “Change in Control” (as defined under the Plan) that is not also a “change in control event” as defined in Section 409A.

B3. Delay in Distribution for Certain “Specified Employees.”

•	What are the applicable terms of your existing Covered Award?

•	Your Covered Award currently does not have a provision providing for a delay in distribution for certain “specified employees.”

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Section 409A requires a minimum six-month delay for all distributions subject to Section 409A that are made to a “specified employee” of a public company like MMC in connection with his or her separation from service.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award are amended so that if you are a “specified employee” no portion of your Covered Award that is determined to be subject to Section 409A will be distributed until the first day of the seventh month after the separation from service, and any such distributions to which you would otherwise be entitled during the first six months following your separation from service will be accumulated and distributed without interest on the first day of the seventh month after the separation from service.

•	What impact will this amendment have on you?

•

This amendment will be relevant only if you are a “specified employee” as defined under Section 409A (i.e., generally the 50 top-paid officers of MMC and its operating companies) at the time of your separation from service from MMC.

B4. Disability.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award provide that upon your termination of employment due to your total and permanent disability, your Covered Award will vest in full and be distributed to you.

•	Why are these terms being amended?

•	Your Covered Award is subject to Section 409A. Section 409A permits payment upon a disability only to the extent that the definition of “Disability” is compliant with the definition in Section 409A.

•	What amendments are being made and what are the resulting new terms?

•

The current “Disability” provisions in the Terms and Conditions of your Covered Award are amended. Your Covered Award will now vest in full and be distributed to you upon the occurrence of your “Disability.” For purposes of the Terms and Conditions of your Covered Award, a “Disability” will be deemed to occur when MMC’s disability carrier determines that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

•	What impact will this amendment have on you?

•

This provision will have no bearing on you unless MMC’s disability carrier determines that you have a “Disability” (as described in the previous paragraph). If you are determined to have a “Disability,” however, this amendment will generally cause MMC to pay you earlier than it otherwise would have paid you in the event of your “Disability” under the original Terms and Conditions of your Covered Award.

B5. Section 162(m) Deductibility.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award may provide that if you are a “covered employee” within the meaning of IRC Section 162(m), distribution of your Covered Award must be delayed until such time that the payment of the Covered Award may be deducted under IRC Section 162(m).

•	NOTE: If your award does not provide for this, then your award will remain unchanged in this respect.

•	Why are these terms being amended?

•

In order to provide MMC with the necessary flexibility to make a business decision on a case-by-case basis to delay payment to take advantage of deductions allowed by IRC Section 162(m), this provision is amended.

•	What amendments are being made and what are the resulting new terms?

•	The Terms and Conditions of your Covered Award are amended so that this provision is eliminated in its entirety.

•	What impact will this amendment have on you?

•

This amendment is only relevant to “covered employees” (which generally includes MMC’s executive officers who are named in its proxy statement). No other MMC employees will be affected by this amendment.

APPENDIX B – AWARD-SPECIFIC AMENDMENTS

Type of Covered Award	Applicable Amendment(s)

Mandatory Deferral of 2006 Annual Bonus • Amendments apply to both SBUs and Deferred Cash components	B6 and B7

2007 Long-Term Incentive Award (RSUs granted February 12, 2007)	B6

SBUs granted March 2, 2004	B8 and B9

B6. Early Retirement and Execution of Restrictive Covenants Agreement.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award provide that if you terminate due to Early Retirement (as defined in the applicable Terms and Conditions) and you sign a restrictive covenants agreement, your Covered Award will vest in full and be distributed in accordance with the Covered Award’s original vesting schedule.

•	Why are these terms being amended?

•	Your Covered Award is subject to Section 409A. Section 409A generally does not allow different termination of employment events to result in different distribution schedules.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award are amended so that if you terminate your employment due to Early Retirement and you sign a restrictive covenants agreement, your Covered Award will vest in full and be distributed as soon as practicable, and in no event later than 60 days thereafter.

•	What impact will this amendment have on you?

•

This amendment will only impact you if you terminate your employment due to Early Retirement and sign a restrictive covenants agreement. In this case, the Terms and Conditions of your Covered Award now provide for earlier distribution of your award to you (i.e., upon your termination of employment due to Early Retirement rather than in accordance with the original vesting schedule).

•

PLEASE NOTE: If you terminate your employment due to Early Retirement and you do not sign a restrictive covenants agreement, you will forfeit all rights, title and interest in and to your Covered Award, whether vested or unvested (this provision remains unchanged).

B7. Treatment of Termination Without Cause or Sale of a Business Unit.

•	What are the applicable terms of your existing Covered Award?

•

In the event of (1) your termination of employment without “Cause” (as defined in the Terms and Conditions of your Covered Award) or (2) a sale of the business unit for which you work as a result of which it ceases to be an MMC subsidiary (which is treated the same as your termination of employment without “Cause”), the Terms and Conditions of your Covered Award provide that your award will continue to vest and be distributed in accordance with the original vesting schedule.

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Section 409A generally does not allow different termination of employment events to result in different distribution schedules and this distribution schedule is different from the distribution schedule that applies in other instances of termination of employment.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award are amended and will now provide that in the event of (1) your termination of employment without “Cause” (as defined in the Terms and Conditions of your Covered Award) or (2) a sale of the business unit for which you work as a result of which it ceases to be an MMC subsidiary and your employment from MMC terminates, your Covered Award will vest in full and be distributed as soon as practicable, and in no event later than 60 days thereafter.

•	What impact will this amendment have on you?

•

This amendment only impacts you if you are terminated without “Cause” or if the business unit for which you work is sold and, as a result, your employment with MMC or any of its subsidiaries terminates. In both of these instances, the Terms and Conditions of your Covered Award now provide for earlier distribution of your award to you (i.e., upon your termination of employment rather than in accordance with the original vesting schedule).

B8. Treatment of Sale of a Business Unit as Termination Without Cause.

•	What are the applicable terms of your existing Covered Award?

•

The “Change in Control” section in the Terms and Conditions of your Covered Award currently provides that upon the sale of the business unit for which you work as a result of which it ceases to be an MMC subsidiary, your Covered Award will vest in full and be distributed to you shortly thereafter.

•	Why are these terms being amended?

•	Your Covered Award is subject to Section 409A, which does not recognize the sale of a business unit as a permissible payment event.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award are amended to delete the provision that deals specifically with the sale of a business unit in its entirety. (Please note that the amendment that otherwise addresses “Change in Control” is set forth as Amendment B2 on page B-3.) Instead, the sale of a business unit for which you work will be treated as your termination of employment without “Cause.” Accordingly, the current provisions in the Terms and Conditions of your Covered Award that deal with the treatment of your Covered Award in the event of a termination of employment will govern instead.

•	What impact will this amendment have on you?

•

This amendment will only affect you if the business unit for which you work is sold and, as a result, your employment with MMC or any of its subsidiaries terminates. In this case, you will be treated as an MMC employee who has been terminated without “Cause,” and the original provisions in the Terms and Conditions of your Covered Award will apply.

B9. Timing of Distribution.

•	What are the applicable terms of your existing Covered Award?

•	The Terms and Conditions of your Covered Award provide that distribution of your Covered Award will occur a reasonable time subsequent to the date of vesting.

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Section 409A requires that distributions be made within a fixed time period after a permissible payment event. A 60-day period between the payment event date and the actual payment date is permissible and would comply with Section 409A.

•	What amendments are being made and what are the resulting new terms?

•	The current Terms and Conditions of your Covered Award will continue to apply; provided, however, that in no event will distribution be made later than 60 days after the permissible payment event.

•	What impact will this amendment have on you?

•	This amendment will not have any impact on you. The award is being clarified so that a “reasonable time subsequent” will in no case be longer than a period of 60 days.

Appendix C

Amendments to Covered Awards

•	There are two sets of applicable amendments: Universal Amendments (starting on page C-2) and Award-Specific Amendments (starting on page C-6).

•	Universal Amendments are applicable to the Terms and Conditions of Covered Awards that meet the following conditions:

•	The Covered Award was granted on or after May 1, 2007, and

•	You are or will become retirement eligible at any point under the retirement provisions contained in the Terms and Conditions of your Covered Award while it is outstanding, and

•	The Covered Award does not have an RUL award code.

•	Award-Specific Amendments are applicable to the Terms and Conditions of the Covered Awards listed on page C-6.

IMPORTANT NOTE: If you have awards covered by the amendments in this Appendix C, MMC believes that amendments to those awards are appropriate in order to comply with Section 409A. If your Covered Award does not comply with Section 409A, you may incur a “penalty” tax of 20% (in addition to federal income taxes), as well as additional interest. Although MMC cannot guarantee that you will not be subject to these adverse tax consequences, the following amendments to the Terms and Conditions of your Covered Awards are intended to bring them into compliance with Section 409A while making as few substantive changes as possible.

APPENDIX C – UNIVERSAL AMENDMENTS

C1. Definition of “Termination of Employment.”

•	What are the applicable terms of your existing Covered Award?

•	The Terms and Conditions of your Covered Award include references to your “termination of employment” or when you “cease to be an employee” or similar variations.

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Under Section 409A, distributions can only be made on a “termination of employment” if it also qualifies as a “separation from service” (as defined in Section 409A).

•	What amendments are being made and what are the resulting new terms?

•	The Terms and Conditions of your Covered Award are amended so that references to “termination of employment” or when you “cease to be an employee” shall have the following meaning:

Your “termination of employment” (or similar terms) shall occur when you have incurred a “separation from service” within the meaning of Section 409A and as further defined herein. Specifically, you will have incurred a “separation from service” when the level of services you provide to MMC or any of its affiliates in any capacity, including as an employee, director, independent contractor or consultant, does not exceed 20% of the level of services that you provided to MMC and its affiliates in the preceding 36 months (or shorter period of service if, for example, your total service with MMC is less than 36 months), all as determined in accordance with Section 409A. In determining whether a “separation from service” has occurred, any period of up to six months during which you are on a bona fide leave of absence or up to 29 months during which you are absent from work due to a disability for which you are receiving MMC Long-Term Disability benefits will be ignored.

•	What impact will this amendment have on you?

•

In most cases, a “termination of employment” and a “separation from service” occur at the same time; however, they are not always identical. In some cases, you may terminate employment but not have a separation from service under Section 409A. For instance, if you continue to perform services as an independent contractor or consultant following your termination of employment, you may not have a separation from service. In other cases, you may have a separation from service without terminating employment. For instance, a reduction in your regular hours worked may cause a separation from service even though you remain employed.

Important Note: As a result of this amendment, MMC will take reasonable steps to monitor situations where you have either terminated employment without incurring a separation from service or incur a separation from service without terminating employment. However, you are in the best position to know if and when these situations occur. As a result, we ask that you contact MMC if you believe that you may fit into one of these scenarios, so that we can partner with you to improve the chances that your Covered Awards are distributed in accordance with the terms of the Plans and the Terms and Conditions of your award.

C2. Change in Control.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award currently provide that upon a “Change in Control” of MMC (as defined under the Plan), if your Covered Award is assumed by a successor, then it will vest upon the earlier of the next scheduled vesting date and your termination of employment without “Cause” or for “Good Reason” (each as defined in the Terms and Conditions of your Covered Award) during the 24-month period following such “Change in Control.” The Terms and Conditions of your Covered Award also currently provide that if upon a “Change in Control” your Covered Award is not assumed by a successor, then it will vest on the date of the “Change in Control” and be distributed.

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Section 409A does not permit distribution upon a “Change in Control” unless that term is defined in compliance with Section 409A. The current definition of “Change in Control” that relates to the Terms and Conditions of your Covered Award is not compliant with Section 409A.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award that relate to a “Change in Control” (as defined under the Plan) have been amended. The provision that provides that your Covered Award will vest and be distributed in full upon a “Change in Control” if the Covered Award is not assumed by the successor has been deleted.

•

In addition, the provision that provides for the assumption of your Covered Award by a successor entity upon a “Change in Control” has been modified. The Terms and Conditions of your Covered Award will now provide that upon the occurrence of a “Change in Control” (as defined under the Plan), your Covered Award will continue to vest and be distributed in accordance with the original vesting schedule set forth under the Terms and Conditions of the Covered Award unless your employment is terminated without “Cause” or you terminate employment for “Good Reason” (each as defined in the Terms and Conditions of your Covered Award) during the 24-month period following the “Change in Control,” in which case your Covered Award will vest in full and be distributed following your termination of employment.

•	What impact will this amendment have on you?

•	This change will not affect you unless (i) there is a “Change of Control” of MMC and (ii) MMC’s acquirer would have otherwise chosen not to assume the Covered Awards.

C3. Delay in Distribution for Certain “Specified Employees.”

•	What are the applicable terms of your existing Covered Award?

•	Your Covered Award currently does not have a provision providing for a delay in distribution for certain “specified employees.”

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Section 409A requires a minimum six-month delay for all distributions subject to Section 409A that are made to a “specified employee” of a public company like MMC in connection with his or her separation from service.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award are amended so that if you are a “specified employee” no portion of your Covered Award that is determined to be subject to Section 409A will be distributed until the first day of the seventh month after the separation from service, and any such distributions to which you would otherwise be entitled during the first six months following your separation from service will be accumulated and paid without interest on the first day of the seventh month after the separation from service.

•	What impact will this amendment have on you?

•

This amendment will be relevant only if you are a “specified employee” as defined under Section 409A (i.e., generally the 50 top-paid officers of MMC and its operating companies) at the time of your separation from service from MMC.

C4. Disability.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award provide that upon your termination of employment due to your total and permanent disability, your Covered Award will vest in full and be distributed to you.

•	Why are these terms being amended?

•	Your Covered Award is subject to Section 409A. Section 409A permits payment upon a disability only to the extent that the definition of “Disability” is compliant with the definition in Section 409A.

•	What amendments are being made and what are the resulting new terms?

•

The current “Disability” provisions in the Terms and Conditions of your Covered Award are amended. Your Covered Award will now vest in full and be distributed to you upon the occurrence of your “Disability.” For purposes of the Terms and Conditions of your Covered Award, a “Disability” will be deemed to occur when MMC’s disability carrier determines that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

•	What impact will this amendment have on you?

•

This provision will have no bearing on you unless MMC’s disability carrier determines that you have a “Disability” (as described in the previous paragraph). If you are determined to have a “Disability,” however, this amendment will generally cause MMC to pay you earlier than it otherwise would have paid you in the event of your “Disability” under the original Terms and Conditions of your Covered Award.

C5. Section 162(m) Deductibility.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award may provide that if you are a “covered employee” within the meaning of IRC Section 162(m), distribution of your Covered Award must be delayed until such time that the payment of the Covered Award may be deducted under IRC Section 162(m).

•	NOTE: If your award does not provide for this, then your award will remain unchanged in this respect.

•	Why are these terms being amended?

•

In order to provide MMC with the necessary flexibility to make a business decision on a case-by-case basis to delay payment to take advantage of deductions allowed by IRC Section 162(m), this provision is amended.

•	What amendments are being made and what are the resulting new terms?

•	The Terms and Conditions of your Covered Award are amended so that this provision is eliminated in its entirety.

•	What impact will this amendment have on you?

•

This amendment is only relevant to “covered employees” (which generally includes MMC’s executive officers who are named in its proxy statement). No other MMC employees will be affected by this amendment.

APPENDIX C – AWARD-SPECIFIC AMENDMENTS

Type of Covered Award	Applicable Amendment(s)
Mandatory Deferral of 2007 Annual Bonus • Amendments apply to both SBUs and Deferred Cash components	C6 and C7

C6. Early Retirement and Execution of Non-Competition Agreement.

•	What are the applicable terms of your existing Covered Award?

•

The Terms and Conditions of your Covered Award provide that if you terminate due to Early Retirement (as defined in the applicable Terms and Conditions) and you sign a non-competition agreement, your Covered Award will vest in full and be distributed in accordance with the Covered Award’s original vesting schedule, but if you do not sign a non-competition agreement, you will receive a pro rata vesting and distribution as soon as practicable and in no event later than 60 days thereafter.

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Section 409A generally does not permit an employee to change the timing of distribution at the time of termination of employment. As a result, your ability to electively change the timing of distribution under your Covered Award at the time of your termination of employment (depending on whether or not you decide to sign a non-competition agreement) does not comply with Section 409A. In addition, Section 409A generally does not allow different termination of employment events to result in different distribution schedules.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award are amended so that if you terminate your employment due to Early Retirement and you sign a non-competition agreement, your Covered Award will vest in full and be distributed as soon as practicable, and in no event later than 60 days thereafter.

•	What impact will this amendment have on you?

•

This amendment will only impact you if you terminate your employment due to Early Retirement and sign a non-competition agreement. In this case, the Terms and Conditions of your Covered Award now provide for earlier distribution of your award to you ( i.e., upon your termination of employment due to Early Retirement rather than in accordance with the original vesting schedule).

•

PLEASE NOTE: If you terminate your employment due to Early Retirement and you do not sign a non-competition agreement, you will receive pro rata vesting upon your termination of employment and distribution of your Covered Award (this provision remains unchanged).

C7. Treatment of Termination Without Cause or Sale of a Business Unit.

•	What are the applicable terms of your existing Covered Award?

•

In the event of (1) your termination of employment without “Cause” (as defined in the Terms and Conditions of your Covered Award) or (2) a sale of the business unit for which you work as a result of which it ceases to be an MMC subsidiary (which is treated the same as your termination of employment without “Cause”), the Terms and Conditions of your Covered Award provide that your award will continue to vest and be distributed in accordance with the original vesting schedule.

•	Why are these terms being amended?

•

Your Covered Award is subject to Section 409A. Section 409A generally does not allow different termination of employment events to result in different distribution schedules and this distribution schedule is different from the distribution schedule that applies in other instances of termination of employment.

•	What amendments are being made and what are the resulting new terms?

•

The Terms and Conditions of your Covered Award are amended and will now provide that in the event of (1) your termination of employment without “Cause” (as defined in the Terms and Conditions of your Covered Award) or (2) a sale of the business unit for which you work as a result of which it ceases to be an MMC subsidiary and your employment from MMC terminates, your Covered Award will vest in full and be distributed as soon as practicable, and in no event later than 60 days thereafter.

•	What impact will this amendment have on you?

•

This amendment will only impact you if your employment is terminated without “Cause” or the business for which you work is sold and, as a result, your employment with MMC or any of its subsidiaries terminates. In both of these instances, the Terms and Conditions of your Covered Award will now provide for earlier distribution of your award to you (i.e., upon your termination of employment rather than in accordance with the original vesting schedule).

Important Legal Information

This document (including the Appendices) describes the amendments to the Terms and Conditions of Covered Awards. Except to the extent specifically amended as described herein, the Terms and Conditions of the Award (including, for awards granted outside the United States, Country-Specific Notices which should be read in conjunction with the Terms and Conditions) and the Plans shall continue to apply to the Covered Awards.

Internally, MMC uses various terms and award codes to refer to various awards of stock units and Deferred Cash that may constitute Covered Awards. To the extent that the title or heading of your stock unit or Deferred Cash Covered Award does not match the title or heading of an award or award code referenced within this document but otherwise has been made on the same grant date and/or has all the same relevant identifying features, your award is a Covered Award and will be subject to the relevant amendments within.

The granting of an award or any exercise or delivery thereof does not give you any right to continue to be employed by MMC or its subsidiaries or affiliates, or restrict in any way, your right or the right of your employer to terminate your employment at any time or for any reason with or without cause or prior notice. Neither the grant of an award nor any future grant of any award shall be deemed to create any obligation to grant any further awards, whether or not such a reservation is explicitly stated at the time of grant.

MMC and its operating companies will not be liable for any decrease in the price of MMC’s common stock or, for international grantees, the loss of value due to fluctuations in the exchange rates between local currencies and the U.S. Dollar.

This document is limited to the U.S. federal tax issues addressed herein. It was not intended or written to be used, and cannot be used by you, for the purpose of avoiding penalties that may be asserted against you under the Internal Revenue Code. The tax laws are complicated and often change. This document is not intended to provide personal tax advice.

Please note that not all employees of Marsh & McLennan Companies and its participating subsidiaries are eligible for all of the company’s benefit and compensation plans. For example, some affiliated employers are not participating employers in one or more of the company’s plans and programs; some plans have age, service, and/or compensation requirements; and certain rewards programs are maintained at the operating company level, and/or are programs that are made available through the company but are not company-sponsored.

References to certain company benefit and/or compensation plans are intended to provide an easy-to-understand explanation of certain provisions relating to Covered Awards. Every effort has been made to assure that this explanation is accurate. If any conflict arises between this document and the official plan documents of those benefit and/or compensation plans, then the official plan documents will always govern. MMC reserves the right to terminate any plan or to amend it at any time or from time to time as it may determine at its sole discretion. References to certain company benefit and/or compensation plans do not give rise to any right to participate in any such plan.

Please note that, while the company generally intends to maintain the various plans and programs it currently offers, the company retains the right to amend or terminate every plan or benefit to the fullest extent allowed by law at any time, and for any reason it deems advisable, as to any or all of the employees, retirees, former employees or other participants or beneficiaries who are or may become covered. In fact, as a matter of prudent business planning, the company periodically re-evaluates its plans and programs. Proposed changes that are periodically considered, if finally approved and implemented, might be more or less advantageous to you than the provisions of the current programs, depending on your individual circumstances.

Because of the need for confidentiality, such proposals generally are discussed and evaluated only at the appropriate levels of management. Unless and until these proposals are formally adopted and announced by the company, they are not binding. The company may establish the effective date for any changes that are formally adopted.

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